SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 5, 2008

World Series of Golf, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-140685	20-5347856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5340 S. Procyon St., Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 740-1740

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01                      Entry Into a Material Definitive Agreement

We have reached an agreement with broadcaster Setanta Sports to air footage of the World Series of Golf 2008 tournament throughout Europe.  Beginning in October, Setanta will air a series of four (4) one-hour segments from our 2008 event prior to broadcasts of PGA tour events.  Including re-runs, our 2008 event is expected air in its entirety on Setanta a total of twenty times over the course of twelve months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Series of Golf, Inc.

/s/R. Terry Leiweke
R. Terry Leiweke
President and CEO
Date: August 6, 2008